DEED OF VARIATION OF LEASE


         THIS DEED of Variation of Lease is made this 1st day of July 2002.

BETWEEN: Wedgetail Systems Pty Ltd LTD ACN 088 468 820 a company duly incorporated in accordance with the Corporations Law and having its registered office at 1/4 Olympic Circuit, Southport in the State of Queensland (hereinafter called "the lessor") of the One Part

                  AND: Competency Based Learning Pty Ltd LTD ACN 084 763 780 a company duly incorporated in accordance with the Corporations Law and having its registered office at c/-62 Signato Drive, Oxenford in the State of Queensland (hereinafter called "the lessee") of the Second Part.



WHEREAS:

         A. The lessor has, by lease (which lease is attached to this Deed and marked with the letter "A") ("the lease"), leased to the lessee Units 6.3 and 6.5, 62-64 Signato Drive, Oxenford in the State of Queensland.

         B. The parties wish to vary the lease from the effective date and on terms set out herein.

Now this Deed witnesseth as follows:

         1. From the effective date, the parties hereto agree that the reference schedule to the lease will be as follows:

Item 1:           Landlord:       Wedgetail Systems Pty Ltd LTD
                  Address:        1/4 Olympic Circuit, Southport, Qld 4215

Item 2:           Tenant:         Competency Based Learning Pty Ltd LTD
                  Address:        P.O. Box 7030, Holland Park East, Qld 4121

Item 3:           Premises:       Units 6.3 and 6.4 and 6.5, 62-64 Signato Drive
                                  Oxenford, Qld 4210

Item 4:           Term:           (2) Three years commencing on 5th January 2001
                                  and ending on 4th January 2004  provided  that
                                  in respect of the  premises  described as Unit
                                  6.4  only,   this  lease   shall   govern  the
                                  occupancy   of  that   part  for  the   period
                                  commencing on 5 June 2002 and terminating on 4
                                  June 2003, subject to the option to renew this lease in respect to Unit 6.4 as set out in Reference Schedule Item no. 5(2).

Item 5:           Option for      (1) 3 years
                  further term:   (2) The parties  agree that in respect of Unit
                                  6.4 only,  the  lessee is  hereby  granted  an
                                  separate  and  severable  option  to renew the
                                  lese for the period commencing 5 June 2003 and
                                  terminating  4 January  2004 and it is further
                                  agreed that in circumstances  where the lessee
                                  does not  exercise  the  option in  respect of
                                  Unit 6.4,  the lessor  shall pay to the lessee
                                  at the  expiration  of the term in  respect of
                                  Unit 6.4 and upon the lessee vacating Unit 6.4
                                  the sum of $800.00 by way of  contribution  to
                                  the lessee's costs  associated with the laying
                                  of  carpet  in the  said  unit  6.4,  provided
                                  further  that  the  carpet  installed  by  the
                                  lessee   shall  become  the  property  of  the
                                  lessor.

Item 6:           Rent:           $3,208.48 plus GST per month

Item 7:           Annual Rent     4/1/2002, 4/1/2003, 4/1/2004 with increases,
                  Review Dates:   5% annually or CPI whichever is greater.

Item 8:           Permitted Use:  Office

Item 9:           Percentage of   $570.00 plus GST per annum plus 1/14th of the
                  Outgoings:      operating expenses of the entire complex
                                  estimated at $1,197.00 per annum (exclusive of land tax)

Item 10:          Deposit:        Nil

Item 11:          Landlord's      Hobart Investments Pty Ltd LTD t/a Ray White
                  Agent:          Southport ACN 009 965 959

                  Address:        P.O. Box 1247, Southport Qld 4215



         2. On and from the effective date, the following special conditions shall apply in respect of this lease insofar as it relates to the demised premises described as Unit 6.4/62-64 Signato Drive, Oxenford Qld 4210:

         "The lessor shall carry out the following works at the lessor's cost:"

              (a) Install one air conditioning system to be maintained by the lessee during the currency of the lease.

              (b) Install petition walls between the existing tenancy of 6.2 and
6.4 and the demised premises described in this lease:

              (c) Paint the demised area internally in color "off white";

              (d) Install six sets of fluorescent lights internally to the demised premises;

              (e) Install a window in place of roller door to existing demised premises.

         3. In this Deed the term "effective date" shall mean the 5th day of September 2002.

         4. This deed shall, pending the effective date, entitle the lessee to occupy Unit 6.4 as lessee from the lessor rent free from 5 June 2002 on the terms and conditions of the lease.


         IN WITNESS WHEREOF the parties have executed this agreement the day and year first above written.


THE COMMON SEAL of  Wedgetail  Systems
Pty Ltd LTD ACN 088 468 820 was  hereunto
affixed this  ________  day of _____,  2002 in
accordance  with its Articles of Association and  ______________________________
in the presence of:                               Sole [Director]


_________________________
(Signature of secretary)


THE COMMON SEAL of  Competency  Based
Learning  Pty Ltd LTD ACN 084 763 780 was
hereunto affixed this 30 May 2002 in accordance
with its Articles of Association and              ______________________________
in the presence of:                               [Director]


_________________________
Signature of secretary